[CONFORMED COPY]






              AMENDMENT NO. 3 TO APD RECEIVABLES PURCHASE AGREEMENT




               AMENDMENT dated as of March 25, 1994 to the Receivables Purchase Agreement dated as of August 29, 1991, as heretofore amended (the "Agreement") among APL LAND TRANSPORT SERVICES, INC. (the "Seller"), the PURCHASERS listed on the signature pages thereof, J.P. MORGAN DELAWARE, as Administrative Agent (the "Administrative Agent") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Co-Agent.

                                   WITNESSETH:

               WHEREAS, American President Companies, Ltd. (the "Parent") is entering into a Credit Agreement dated as of the date hereof with the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (the "Credit Agreement");

               WHEREAS, the Seller wishes to reduce the fees and margins provided for in the Agreement and modify certain other provisions of the Agreement to conform to the comparable provisions of the Credit Agreement; and

               WHEREAS, after the Amendment No. 3 Effective Date (as defined below) Citibank, N.A. will no longer be a Purchaser under the Agreement and ABN AMRO Bank N.V. will be a Purchaser thereunder;

               NOW, THEREFORE, the parties hereto agree as follows:

               SECTION 1.  Definitions; References.   Unless otherwise
specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the Amendment No. 3 Effective Date refer to the Agreement as amended hereby.

               SECTION 2. Amendment of Section 1.01. Section 1.01 of the Agreement is amended as follows:

              (a) The definition of "Applicable Base Rate Margin" is amended to read as follows:

                      "Applicable Base Rate Margin" means (i) for any day during a Level I Period, a Level II Period, a Level III Period or a Level IV Period, 0% and (ii) for any day during a Level V Period, .500%.

            (b) The definition of "Credit Agreement" is amended to read as follows:

                      "Credit Agreement" means the Credit Agreement dated as of
               March 25, 1994 among the Parent, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as agent for such banks, as amended from time to time.

            (c) The definitions of "Level I Period", "Level II Period", "Level III Period" and "Level IV Period" are deleted and replaced by the following new definitions:

                      "Level I Period" means a period during which the Parent's
               senior long-term public debt is rated BBB+ or higher by S&P and Baa1 or higher by Moody's.

                      "Level II Period" means a period (i) during which the
               Parent's senior long-term public debt is rated BBB or higher by S&P and Baa2 or higher by Moody's and (ii) which is not a Level I Period.

                      "Level III Period" means a period (i) during which the
               Parent's senior long-term public debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's and (ii) which is not a Level I Period or a Level II Period.

                      "Level IV Period" means a period (i) during which the
               Parent's senior long-term public debt is rated BB+ or higher by S&P and Ba1 or higher by Moody's and (ii) which is not a Level I Period, a Level II Period or a Level III Period.

                      "Level V Period" means any period which is not a Level I
               Period, a Level II Period, a Level III Period or a Level IV Period. A period during which the Parent's senior long-term public debt is not rated by both S&P and Moody's shall constitute a Level V Period.

              (d) The definition of "Material Plan" is amended by changing the dollar amount therein from "$5,000,000" to "$15,000,000".

              (e) The definition of "Pricing Period" is amended to read as follows:

                      "Pricing Period" means a Level I Period, a Level II
               Period, a Level III Period, a Level IV Period or a Level V
               Period.

            (f) The definition of "Termination Date" is amended by changing the date therein from "December 31, 1996" to "March 25, 1999".

               SECTION 3. New Section 1.04. The following new Section 1.04 is added at the end of Article I of the Agreement:

              SECTION. 1.04 Basis for Ratings. The credit ratings to be utilized in the determination of a Pricing Period are the ratings assigned to unsecured obligations of the Seller without third party credit support. Ratings assigned to any obligation which is secured or which has the benefit of third party credit support shall be disregarded.

               SECTION 4. Amendment of Section 2.04. The definition of "Applicable Margin" in Section 2.04(a) of the Agreement is amended to read as follows:

              The "Applicable Margin" for any Discount Period means for any day the percentage set forth below opposite the Pricing Period during which such day falls:

                      Level I Period          .50%
                      Level II Period         .625%
                      Level III Period        .75%
                      Level IV Period        1.00%
                      Level V Period         1.50%

               SECTION 5.  Amendment of Section 2.07.  The second sentence of
Section 2.07(a) of the Agreement is amended to read as follows:

       Such commitment fees shall accrue for each day from and including the Amendment No. 3 Effective Date to but excluding the Termination Date on the Unused Combined Commitment (i) at the rate of .1875% per annum for any day during a Level I Period, (ii) at the rate of .22% per annum for any day during a Level II Period, (iii) at the rate of .25% per annum for any day during a Level III Period, (iv) at the rate of .375% per annum for any day during a Level IV Period and (v) at the rate of .50% per annum for any day during a Level V Period; provided that (i) any amounts paid on any date by or on behalf of the Parent pursuant to
       Section 2.08 of the Credit Agreement (to the extent such amounts accrue prior to the termination of the Commitments thereunder) or by or on behalf of APL pursuant to Section 2.07(a) of the Other Receivables Agreement shall be credited to (and reduce) the amounts payable by the Seller under this Section on such date and (ii) to the extent (if any) that facility fees payable by the Parent on any date pursuant to Section
       2.08 of the Credit Agreement are reduced because Base Rate Loans were outstanding thereunder, the amount by which such fees are so reduced shall also be credited to (and reduce) the amounts payable by the Seller under this Section on such date.

               SECTION 6. Amendment of Section 3.02. Section 3.02(c) of the Agreement is amended by replacing the reference to "all amounts payable by APD" with "all amounts payable by the Parent".

               SECTION 7. Amendment of Section 6.01. Section 6.01 of the Agreement is amended by:

              (a) changing the dollar amount in clause (e) from "$5,000,000" to "$15,000,000";

              (b) changing the dollar amount in clause (f) from "$5,000,000" to "$15,000,000";

              (c) changing the first dollar amount in clause (l) from "$10,000,000" to "$15,000,000" and changing the second dollar amount therein from "$5,000,000" to "$10,000,000"; and

              (d) changing the dollar amount in clause (m) from "$10,000,000" to "$15,000,000".

               SECTION 8. Amendment of Section 8.03. Sections 8.03(a) and (b) of the Agreement are each amended by deleting the final period and adding the following proviso:
       ; provided that the Seller shall not be obligated to pay such compensation for any period that is more than 90 days before such Purchaser notifies the Seller pursuant to Section 8.04 of the event that entitles such Purchaser to such compensation.

               SECTION 9. Adjustment of Committed Amounts. The signature pages of the Agreement are amended by changing the Committed Amount set forth thereon for each Purchaser (except Citibank, N.A.) to be the same as the Committed Amount set forth on the signature pages hereof for such Purchaser.

               SECTION 10. Substitution of Purchaser. (a) After the Amendment No. 3 Effective Date, Citibank, N.A. will no longer be a Purchaser for purposes of the Agreement and will have no further rights or obligations of any kind thereunder; provided that Citibank, N.A.'s rights and obligations with respect to the period prior to the Amendment No. 3 Effective Date will continue to be governed by the provisions of the Agreement as then in effect.

               (b) On the Amendment No. 3 Effective Date, ABN AMRO Bank N.V. will for all purposes of the Agreement become a Purchaser party to the Agreement and will thereafter have all the rights and obligations of a Purchaser under the Agreement to the same extent as if it were an original party thereto with a Committed Amount of $18,750,000; provided that ABN AMRO Bank N.V. will have no such rights or obligations with respect to the period prior to the Amendment No. 3 Effective Date.

               (c) On the Amendment No. 3 Effective Date the signature pages of the Agreement will be amended by deleting the signature block for Citibank N.A. and its Committed Amount of $24,000,000 and substituting the signature block for ABN AMRO Bank N.V. as set forth on the signature pages hereof and its Committed Amount of $18,750,000.

               SECTION 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 12. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment No. 3 Effective Date") when each of the following conditions shall have been satisfied (or waived in accordance with Section 10.05 of the Agreement):
               (a) the Administrative Agent shall have received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

              (b) all conditions set forth in Section 3.01 of the Credit Agreement shall have been satisfied;

              (c) each of (i) Amendment No. 3 dated as of March 25, 1994 to the Other Receivables Agreement and (ii) the Credit Agreement shall become effective concurrently with the effectiveness hereof; and

              (d) the Administrative Agent shall have received from Citibank, N.A., a written waiver of any requirement in Section 10.05 of the Agreement that this Amendment must be signed by it to become effective;

provided that this Amendment shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than April 8, 1994. The Administrative Agent shall promptly notify the Seller, the Purchasers, Citibank N.A. and the Co-Agent of the Amendment No. 3 Effective Date, and such notice shall, in the absence of manifest error, be conclusive and binding on all parties hereto.
               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                       APL LAND TRANSPORT SERVICES, INC.




                                       By /s/ Randall K. Gausman
                                         Title:  Assistant Treasurer

                                       1111 Broadway
                                       Oakland, California 94607
                                       Telex number:  335478
                                       Facsimile number:  (510) 272-8931



                       PURCHASERS:
  Committed
   Amount

$16,875,000                            MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK



                                       By /s/ Diana H. Imhof
                                         Title:  Associate



$15,000,000                            J.P. MORGAN DELAWARE



                                       By /s/ Philip S. Detjens
                                         Title:  Vice President



  Committed
   Amount

$31,875,000                            BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION



                                       By /s/ Michael J. Dasher
                                         Title:  Vice President



$26,250,000                            THE FIRST NATIONAL BANK OF BOSTON



                                       By /s/ Daniel O'Connor
                                         Title:  Director



$22,500,000                            BARCLAYS BANK PLC



                                       By /s/ Keith Mackie
                                         Title:  Associate Director


  Committed
   Amount

$18,750,000                            ABN AMRO BANK N.V.



                                       By /s/ Carol A. Levine
                                         Title:  Vice President



                                       By /s/ Robert N. Hartinger
                                         Title:  Group Vice President

                                       555 California Street
                                       Suite 2750
                                       San Francisco, CA 94104
                                       Telex number:  278137 ABSF UR
                                       Facsimile number:  (415) 362-3524
                                       Attention:  Carol A. Levine, VP



$18,750,000                            THE FIRST NATIONAL BANK OF CHICAGO


                                       By /s/ Gerald F. Mackin
                                         Title:  Vice President


____________
$150,000,000


                       ADMINISTRATIVE AGENT:

                                       J.P. MORGAN DELAWARE,
                                         as Administrative Agent



                                       By /s/ Philip S. Detjens
                                         Title:  Vice President






                       CO-AGENT:

                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, as Co-Agent


                                       By /s/ Diana H. Imhof
                                         Title:  Associate